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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                        __________________________

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of  Report (Date of earliest event reported)             SEPTEMBER 22, 2004


                     COMMUNITY NATIONAL BANCORPORATION
         (Exact name of Registrant as specified in its charter)


         GEORGIA                        0-25437                  58-1856963
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


       561 EAST WASHINGTON AVENUE - BOX 2619                     31714-2619
                 Ashburn, Georgia                                (Zip Code)
     (Address of principal executive offices)


Registrant's telephone number, including area code              (229) 567-9686


                                      NONE
        (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
              -------------------------------------------

     On September 22, 2004, Community National Bancorporation (the "Company") entered into a Third Amendment to the terms of the previously announced Stock Purchase and Sale Agreement (the "Agreement") between the Company and Gulf
Atlantic Financial Group, Inc. ("Gulf Atlantic").   Pursuant to the Agreement,
originally dated October 21, 2003 and previously amended on January 29, 2004 and June 29, 2004, Gulf Atlantic has agreed to purchase First National Bank, a national banking association and wholly-owned subsidiary of the Company. The parties entered into the Third Amendment for the following purposes:

      * To change the date after which either party may terminate the Agreement if the sale of First National Bank to Gulf Atlantic has not closed on or before such date to the earlier of (i) November 22, 2004 and (ii) within five business days of Gulf Atlantic's receipt of all necessary governmental approvals and the expiration of all applicable waiting periods; and
      * To make certain other changes to the Agreement as specified in the attached Third Amendment to the Agreement.

     The full text of the Third Amendment to the Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.


Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
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     (c)   Exhibits.

           Exhibit No.                  Description of Exhibit
           -----------                  ----------------------
              2.1 Third Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated September 22, 2004.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY NATIONAL BANCORPORATION


Date:  September 27, 2004           By:  /s/Theron G. Reed
                                         ----------------------------
                                         Theron G. Reed
                                         President and Chief Executive Officer


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                              EXHBIT INDEX

        Exhibit No.                   Description of Exhibit
        -----------                   ----------------------

          2.1 Third Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated September 22, 2004